UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  September 1, 2005

JAMDAT Mobile Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50928	95-4791817
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3415 S. Sepulveda Blvd., Suite 700
Los Angeles, CA 90034

(Address of Principal Executive Offices) (Zip Code)

(310) 636-3100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 1, 2005, the Board of Directors (the “Board”) of JAMDAT Mobile Inc. (the ”Company”) elected Michael Lynton, the Chairman and Chief Executive Officer of Sony Pictures Entertainment, to serve as the sixth member of the Board, as a Class II Director, until the annual meeting of the Company’s stockholders to be held in 2006, or until his successor has been duly elected and qualified.  There are no arrangements or understandings between Mr. Lynton and any other person pursuant to which Mr. Lynton was selected as a director.  Mr. Lynton has been appointed to the Company’s compensation committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 1, 2005	JAMDAT Mobile Inc.

/s/ Mitch Lasky
Mitch Lasky
Chief Executive Officer